SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


              DATE OF EARLIEST REPORTED EVENT - September 22, 2000


                           Yifan Communications, Inc.
             (Exact name of Registrant as specified in its charter)




          Delaware                   000-23672               34-1692323
(State or other jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)         Identification Number)


                          41-60 MAIN STREET, SUITE 210
                        FLUSHING, QUEENS, NEW YORK 11355
              (Address of Registrant's principal executive offices)

                                 (727) 443-3434
              (Registrant's telephone number, including area code)

                                 (727) 443-5240
              (Registrant's facsimile number, including area code)


          (Former name or former address, if changed since last report)

Item 5.
OTHER EVENTS

Amendment of Certificate of Incorporation

         On September 22, 2000, two corporations that collectively owned 18,500,000 shares, or approximately 57%, of the issued and outstanding $0.0002 par value common stock of the Issuer (the "Old Common") executed written consents to a proposed amendment to the Issuer's Certificate of Incorporation (the "September Amendment"). The September Amendment was a negotiated element of a business combination transaction described in our Current Report on Form 8-K dated August 17, 2000, and our Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 and Regulation 14C Thereunder dated September 1, 2000.

       In connection with the filing of the September Amendment, the Company filed a "Certificate of Termination" that withdrew a prior amendment to its Certificate of Incorporation dated July 28, 2000 (the "July Amendment"). The September Amendment superceded the July Amendment in its entirety. Except for changes in the effective date of the amendment and the valuation date for fractional shares, the terms of the September Amendment were identical to the terms of the July Amendment. The September Amendment was filed with the Secretary of State of the State of Delaware on September 22, 2000 and became effective at 12:01 a.m. on September 25, 2000. The operative text of the September Amendment is set forth below:

                                        ARTICLE IV
                                       CAPITAL STOCK

       4.1 Reverse Split of Outstanding Common Stock. Effective at 12:01 a.m. EST on September 25, 2000, and without any further action by the holders of the Common Stock of the Corporation, the THIRTY TWO MILLION, FIVE HUNDRED THOUSAND (32,500,000) issued and outstanding shares of the Corporation's $0.0002 par value common stock ("Old Common"), together with any additional shares of the Corporation's Old Common that are or may be issued prior to the effective time set forth above, shall be consolidated or "reverse split" in the ratio of one (1) share of $0.008 par value common stock ("New Common") for every forty (40) shares of Old Common currently held by a stockholder so that the total issued and outstanding capital stock of the Corporation shall consist of EIGHT HUNDRED TWELVE THOUSAND FIVE HUNDRED (812,500) shares, more or less, as adjusted for any additional issuances of Old Common prior to the effective time set forth above. No fractional shares of New Common shall be issued in connection with the reverse split. In the event that the foregoing reverse split would result in the issuance of a fractional share of New Common to any stockholder, the Corporation shall pay the Stockholder entitled thereto an amount in cash equal to the fair market value of such fractional shares, determined as of the close of business on September 22, 2000.

       4.2 Authorized Capital. From and after 12:01 a.m. EST on September 25, 2000, the Corporation shall be authorized to issue a total of One Hundred Ten Million (110,000,000) shares of capital stock which shall be subdivided into classes as follows:

          (a) One Hundred Million (100,000,000) shares of the Corporation's capital stock shall be denominated as Common Stock, have a par value of $0.008 per share, and have the rights, powers and preferences set forth in this paragraph. The Holders of Common Stock shall share ratably, with all other classes of common equity, in any dividends that may, from time to time, be declared by the Board of Directors. No dividends may be paid with respect to the Corporation's Common Stock, however, until dividend distributions to the holders of Preferred Stock, if any, have been paid in accordance with the certificate or certificates of designation relating to such Preferred Stock. The holders of Common Stock shall share ratably, with all other classes of common equity, in any assets of the Corporation that are available for distribution to the holders of common equity securities of the Corporation upon the dissolution or liquidation of the Corporation. The holders of Common Stock shall be entitled to cast one vote per share on all matters that are submitted for a vote of the stockholders.

          (b) Ten Million (10,000,000) shares of the Corporation's authorized capital stock shall be denominated as Preferred Stock, par value of $0.008 per share. Shares of Preferred Stock may be issued from time to time in one or more series as the Board of Directors, by resolution or resolutions, may from time to time determine, each of said series to be distinctively designated. The voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such series of Preferred Stock may differ from those of any and all other series of Preferred Stock at any time outstanding, and the Board of Directors is hereby expressly granted authority to fix or alter, by resolution or resolutions, the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, of each such series of Preferred Stock.

RATIFICATION OF YEAR 2000 INCENTIVE STOCK PLAN

       On September 22, 2000, two corporations that collectively owned 18,500,000 shares, or approximately 57%, of the issued and outstanding $0.0002 par value common stock of the Issuer (the "Old Common") executed written consents that ratified the adoption of the Company's Year 2000 Incentive Stock Plan. The Incentive Stock Plan will permit the grant of incentive equity awards covering up to 1,500,000 shares of New Common. The terms of the Year 2000
Incentive Stock Plan were a negotiated element of a business combination transaction described in our Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 and Regulation 14C Thereunder dated September 1, 2000.

RATIFICATION OF NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

       On September 22, 2000, two corporations that collectively owned 18,500,000 shares, or approximately 57%, of the issued and outstanding $0.0002 par value common stock of the Issuer (the "Old Common") executed written consents that ratified the adoption of the Company's Non-Employee Directors' Stock Option Plan. The total number of shares available for grant under the plan will be 500,000. Of this initial authorization, options to purchase an aggregate of 100,000 will be granted to the current non-employee members of the Board of Directors. The terms of the Non-Employee Directors' Stock Option Plan were a negotiated element of a business combination transaction described in our Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 and Regulation 14C Thereunder dated September 1, 2000.

RATIFICATION OF AUDITOR

       On September 22, 2000, two corporations that collectively owned 18,500,000 shares, or approximately 57%, of the issued and outstanding $0.0002 par value common stock of the Issuer (the "Old Common") executed written consents that ratified the selection of Want & Ender, Certified Public Accountants, to serve as our Company's auditors for the year ended December 31, 2000.

ITEM 7.
Financial Statements and Exhibits

 (c)     Exhibits.

3.2 Certificate of Termination relating to the July 28, 2000 Amendment to the Certificate of Incorporation of Yifan Communications, Inc.

3.3 Amendment to the Certificate of Incorporation of Yifan Communications, Inc. dated September 22, 2000

4.1  Specimen Certificate for shares of Company's $0.008 par value Common Stock

10.1 Amended Year 2000 Incentive Stock Plan of Yifan Communications, Inc. dated September 22, 2000

10.2 Non-Employee Directors' Stock Option Plan of Yifan Communications, Inc. dated September 22, 2000


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

YIFAN COMMUNICATIONS, INC.
September 25, 2000



By:      /s/
      ------------------------
      Yifan He, President